SECOND AMENDMENT TO
                    AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS SECOND AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this
"Second Amendment") is made and entered into as of this     day of April, 1997,
by and among LABROC II LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller"), CROSSTOWN ASSET CORP. I, a Delaware corporation ("Purchaser"), and NEAR NORTH TITLE CORPORATION ("Escrow Agent").

                                   RECITALS:

     A. Seller and Purchaser are parties to that certain Amendment of Sale, dated March 18, 1997, as amended by that certain Ratification and Amendment of Agreement of Sale dated April 15, 1997 (together, the "Agreement"), pursuant to which Purchaser has agreed to purchase and Seller has agreed to sell certain Property (as defined in the Agreement) legally described and depicted on Exhibit A attached to the Agreement.

     B. Seller, Purchaser and Escrow Agent are parties to that certain Escrow Agreement, dated March 18, 1997, as amended by that certain First Amendment to
Escrow Agreement dated April    , 1997 (together, the "Escrow Agreement"),
pursuant to which Purchaser has deposited funds in escrow to be held by Escrow Agent in accordance with the terms of the Escrow Agreement.

     C. Seller and Purchaser desire to amend the Agreement and the Escrow Agreement in accordance with the terms of this Second Amendment.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. All terms not otherwise defined herein shall have the meanings ascribed to each in the Agreement.

2.  Inspection Period.  The Inspection Period (as defined and described in
Section 7.1 of the Agreement) is hereby extended and will end at 5:00 p.m. Chicago time on April 30, 1997.

3. Closing Date. The Closing Date (as defined in Section 8 of the Agreement is hereby changed to Friday, May 30, 1997.

4. Escrow Agreement Dates. Paragraph 2 of the Escrow Agreement is hereby amended by deleting each instance of "April 23, 1997" and inserting in its place "April 30, 1997". Paragraph 3 of the Escrow Agreement is hereby amended by deleting "May 23, 1997" and inserting in its place "May 30, 1997".

5. Inconsistency; Agreement in Full Force and Effect. In the event of any inconsistency between this Second Amendment and the Escrow Agreement and/or the Agreement, the terms of this Second Amendment shall control. Except as amended
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hereby, the Agreement and the Escrow Agreement shall be and remained unchanged and in full force and effect in accordance with their respective terms.

6. Multiple Counterparts. This Second Amendment may be executed in counterparts each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument. To facilitate the execution of this Second Amendment, Seller, Purchaser and Escrow Agent may execute and exchange by telephone facsimile counterparts of the signature pages, with each facsimile being deemed an "original" for all purposes. The terms "Agreement" shall now mean the Agreement as modified by this Second Amendment. The term "Escrow Agreement" shall now mean the Escrow Agreement as modified by this Second Amendment.

     IN WITNESS WHEREOF, the parties have executed and delivered this Second Amendment as of the date first set forth above.

                         PURCHASER:

                         CROSSTOWN ASSET CORP. I, a Delaware
                         corporation

                         By:   /s/ Thomas F. Haller, Jr.
                              -------------------------------
                         Name:     Thomas F. Haller, Jr.
                              -------------------------------
                         Its:      Vice President
                              -------------------------------

                         SELLER:

                         LABROC II LIMITED PARTNERSHIP, an
                         Illinois limited partnership

                         By:  Balcor Equity Partners-II, an Illinois
                              general partnership, its general partner

                              By:  The Balcor Company, a Delaware
                                   corporation, its general partner

                                   By:   /s/ Daniel L. Charleston
                                        --------------------------------
                                   Name:
                                        --------------------------------
                                   Its:      Authorized Agent
                                        --------------------------------

ESCROW AGENT:

NEAR NORTH NATIONAL TITLE CORPORATION

By:
     -------------------------------
Name:
     -------------------------------
Its:    Authorized Agent
     -------------------------------
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